EXHIBIT  99.4


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report (the "Report") on the Form 10-QSB of Standard Capital Corporation (the "Company") for the nine months ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, I, B. Gordon Brooke, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  October 24, 2005
                           /s/  "B. Gordon Brooke"
                        ---------------------------
                             B. Gordon Brooke
                        Chief Accounting Officer
               Chief  Financial  Officer  and  Director